                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    ________

                                    Form 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report:       November 19, 1997
Date of Earliest
  Event Reported:     November 13, 1997


                                   MBIA Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Connecticut               1-9583                      06-1185706
  ---------------       ----------------------         ---------------
(State of              (Commission File Number)          (IRS Employer
Incorporation)                                          Identification
                                                             Number)



          113 King Street, Armonk, New York          10504
     ------------------------------------------  ---------------
(Address of principal executive offices)           (Zip Code)



                                (914) 273-4545
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             (Registrant's telephone number, including area code)
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Items 1-4.     Not Applicable.

Item 5.        Other Events
               ------------

          On November 13, 1997, MBIA Inc., a Connecticut corporation ("MBIA"), CMA Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of MBIA ("Merger Sub"), and CapMAC Holdings Inc., a Delaware corporation ("CapMAC") entered into an Agreement and Plan of Merger (the "Merger Agreement"), upon and subject to the terms and conditions of which Merger Sub will be merged (the "Merger") with and into CapMAC and CapMAC will become a wholly owned subsidiary of MBIA. As a result of the Merger, each issued and outstanding share of the common stock of CapMAC, par value $.01 per share (other than shares held by CapMAC or owned by MBIA or Merger Sub or any other direct or indirect subsidiary of MBIA or CapMAC), will be converted into the right to receive that number of shares of MBIA common stock, par value $1.00 per share, equal to the quotient (the "Exchange Ratio") determined by dividing $35.00 by the average of the closing sales prices of MBIA common stock as reported on the New York Stock Exchange Composite Transactions Tape on each of the fifteen consecutive trading days immediately preceding the third trading day prior to the effective time of the Merger (the "MBIA Common Stock Price"), provided that the Exchange Ratio will be .6604 if the MBIA Common Stock Price is less than $53.00 and .5 if the MBIA Common Stock Price is more than $70.00. A copy of the Merger Agreement is attached hereto as Exhibit 2, and is incorporated herein by reference.

          A copy of MBIA and CapMAC's joint press release dated November 14, 1997 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 6.        Not Applicable.

Item 7.        Financial Statement and Exhibits

          (c)  Exhibits.

                                       2
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               (2)  Agreement and Plan of Merger, dated as of November 13, 1997, by and among MBIA Inc., CMA Acquisition Corporation and CapMAC Holdings
     Inc.

               (99) Joint Press Release of MBIA Inc. and CapMAC Holdings Inc. dated November 14, 1997.

Item 8.        Not Applicable.

                                       3
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MBIA Inc.


                              By: /s/ LOUIS G. LENZI
                                 ---------------------------------
                                 Name: Louis G. Lenzi
                                 Title:  Secretary and General
                                 Counsel

Date: November 18, 1997

                                       4
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                                 EXHIBIT INDEX


     Exhibit No.      Description
     -----------      -----------

         (2)          Agreement and Plan of Merger, dated as
                      of November 13, 1997, by and among MBIA
                      Inc., CMA Acquisition Corporation and
                      CapMAC Holdings Inc.

        (99)          Joint Press Release of MBIA Inc. and
                      CapMAC Holdings Inc. dated November 14,
                      1997.

                                       5